UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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☐	Soliciting Material Pursuant to Rule 14a-12

TVIA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TVIA, INC.

4001 Burton Drive
Santa Clara, California 95054
(408) 982-8588

June 29, 2004

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Tvia, Inc. that will be held on Tuesday, August 3, 2004, at 1:00 p.m., Pacific Daylight Time, at the Company’s principal executive offices at 4001 Burton Drive, Santa Clara, California 95054.

The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

After reading the Proxy Statement, please mark, date, sign and return, at your earliest convenience, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. Your vote is important, so please return your proxy promptly.

A copy of our 2004 Annual Report to Stockholders including our Form 10-K is also enclosed.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

ELI PORAT
Chief Executive Officer and President

TVIA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 3, 2004

To the Stockholders of Tvia, Inc.:

The Annual Meeting of Stockholders of Tvia, Inc., a Delaware corporation (the “Company”), will be held at the Company’s principal executive offices at 4001 Burton Drive, Santa Clara, California 95054, on Tuesday, August 3, 2004, at 1:00 p.m. Pacific Daylight Time, for the following purposes:

1. To elect two Class I directors to serve until the 2007 Annual Meeting of Stockholders or until his successor is duly elected and qualified;

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm; and

3. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment of the Annual Meeting.

Stockholders of record as of the close of business on June 4, 2004 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office, 4001 Burton Drive, Santa Clara, California 95054, for ten days before the meeting.

It is important that your shares are represented at the meeting. Even if you plan to attend the meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy. This will not limit your right to attend or vote at the meeting.

By Order of the Board of Directors

ARTHUR NGUYEN
Secretary

June 29, 2004

TVIA, INC.

4001 Burton Drive
Santa Clara, California 95054
(408) 982-8588

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Tvia, Inc., a Delaware corporation (the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at our principal executive offices at 4001 Burton Drive, Santa Clara, California 95054, on Tuesday, August 3, 2004, at 1:00 p.m., Pacific Daylight Time, and any postponement or adjournment thereof (the “Annual Meeting”).

Revocation of Proxies

The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written revocation, by submitting a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder on the proxy card, the shares will be voted accordingly. If no choice is specified, the shares will be voted “FOR” the election of the nominees for director listed in this Proxy Statement and “FOR” the ratification of the Company’s independent auditors.

Who Can Vote

Stockholders of record at the close of business on June 4, 2004 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the Record Date, the Company had 22,914,389 shares of common stock, $0.001 par value (the “Common Stock”), outstanding. The presence in person or by proxy of the holders of a majority of the Company’s outstanding Common Stock constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

Required Vote

Directors are elected by a plurality vote. The nominees for director who receive the most votes cast in their favor will be elected to serve as directors. The other proposal submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of that proposal has been obtained.

This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about June 29, 2004. The Company’s Annual Report on Form 10-K containing financial statements and financial statement schedules required to be filed for the year ended March 31, 2004, is being mailed together with the proxy solicitation materials to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT

Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to Article VI of the Company’s Amended and Restated Certificate of Incorporation, the Board of Directors is divided into three classes. The number of directors is currently set at six. Each class consists of two directors. Two Class I directors will be elected at the Annual Meeting and will serve until the 2007 Annual Meeting. The Class II directors will continue to serve until the 2005 Annual Meeting and the Class III directors will continue to serve until the 2006 Annual Meeting.

The Nominating and Corporate Governance Committee of the Board of Directors has recommended, and the Board of Directors has designated, R. David Dicioccio and Eli Porat as the nominees to fill the Class I director seats to serve until the 2007 Annual Meeting. If Mr. Dicioccio or Mr. Porat is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors, taking into account any recommendations of the Nominating and Corporate Governance Committee, to fill the vacancy.

Biographical information concerning the nominees is set forth below.

Class I

Name	Age		Principal Occupation for the Past Five Years
R. David Dicioccio	45	•	Director of the Company since February 2000.
		•	Founder, Chief Operating Officer and Director of Fabric 7 Systems, Inc., a supplier of innovative systems solutions for large enterprise data centers, since May 2002.
		•	Since November 1998, Managing Member of RDD Associates, LLC, an investor in and strategic advisor to early stage and established technology companies.
		•	From 1992 to 1998, Managing Director and Head of the Technology and Communications Investment Banking practice at PaineWebber Incorporated.

Eli Porat	58	•	Chief Executive Officer of the Company since November 2001, and President of the Company since February 2002.
		•	Director of the Company since March 2001.
		•	From May 1997 to November 2001, Chief Executive Officer of OpenGrid, Inc., a mobile business solutions company, and from May 1997 to November 2000, Chairman of its Board of Directors.
•
Mr. Porat has also served as a director and on the audit and compensation committees of Voxware, Inc., an electronics company, and as a director of MessageBay, Inc., a software company, since February 1999 and June 1997, respectively.

Biographical information concerning the remaining members of the Board of Directors is set forth below:

Class II

Name	Age		Principal Occupation for the Past Five Years
James Bunker	69	•	Director of the Company since February 2000.
		•	Retired.
•
From July 1998 to December 1999, Mr. Bunker served as President and Chief Executive Officer of Video Network Communications, Inc., a video conferencing company, and served as Chairman of its Board of Directors from December 1999 to December 2001.

		•	From January 1994 to July 1999, consultant to high technology companies.
		•	Director and Chairman of the Board of Directors of Channelogics, Inc., a cable systems monitoring software company, from January 2002 to May 2003.

Dr. Steven Cheng	63	•	Director of the Company since October 1998.
		•	Retired.
		•	Director of Pine Photonics, Inc. from August 2001 to June 2003.
		•	Director of Southern Information System Ltd. from March 2001 to May 2003.
		•	President of Hontung Venture Capital Corp. from October 1998 to October 2002.
		•	Director of WHEREVER.net from May 2000 to September 2001.
		•	Chief Technology Officer of Communications at Acer, Inc. from September 1997 to September 1999.
		•	From July 1990 to January 1997, General Director of Computer and Communication Research Laboratories at Industrial Technology Research Institute.

Class III

Name	Age		Principal Occupation for the Past Five Years
Kenny Liu	50	•	Chairman of the Board of the Company since January 1995.
		•	Chief Executive Officer of the Company from January 1995 to November 2001 and Chairman of Tvia China since December 2001.
		•	From January 1989 to March 1994, Chairman and Chief Executive Officer of OPTi Inc., a manufacturer of core logic chip sets for the personal computer market.
		•	Director of Alliance Fiber Optic Products, Inc., a fiber optic component manufacturer from February 2003 to October 2003.

Name	Age		Principal Occupation for the Past Five Years
Mark Mangiola	48	•	Director of the Company since May 2001.
		•	Since March 2001, Partner with Canaan Ventures.
		•	From March 1999 to March 2001, President and Chief Executive Officer of @Home Solutions, Inc.
		•	From December 1996 to March 1999, Vice President Operations of @Home Networks.
		•	From September 1995 to December 1996, Chief Executive Officer of Positive Communications, Inc.
		•	Director of Hcorp Inc. since October 2001 and director of Zolo Technologies, Inc. since January 2002.

The Board of Directors recommends a vote “FOR” the election of Messrs. R. David Dicioccio and Eli Porat as the Class I Directors of the Company.

Board Meetings and Committees

The Board of Directors held five meetings during the year ended March 31, 2004. All Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve.

The Board of Directors has appointed a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee. The Board has determined that each director who serves on these committees is “independent,” as that term is defined by applicable listing standards of The Nasdaq Stock Market and SEC rules. The Board has approved a charter for each of these committees. The Nominating and Corporate Governance Committee Charter is attached as Appendix A to this Proxy Statement, and the Audit Committee Charter is attached as Appendix B. The Board also has an Operating Committee.

Compensation Committee

Number of Members:	Three

Members:	Mr. Mangiola (Chairman) Mr. Dicioccio Mr. Bunker

Number of Meetings:	One

Functions:
The Compensation Committee’s primary functions are to assist the Board in meeting its responsibilities with regard to oversight and determination of executive and employee compensation and to review and make recommendations to the Board with respect to major compensation plans, policies and programs of the Company. Other specific duties and responsibilities of the Compensation Committee are to review, and make recommendations for approval by the independent members of the Board regarding, the compensation for the Chief Executive Officer and other executive officers of the Company, establish and modify the terms and conditions of employment of the Chief Executive Officer and other executive officers of the Company, administer the Company’s stock plans and other compensation plans.

Audit Committee

Number of Members:	Three

Members:	Mr. Bunker (Chairman) Mr. Dicioccio Mr. Mangiola

Number of Meetings:	Four

Functions:
The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the Company’s financial statements, system of internal controls, and auditing, accounting and financial reporting processes. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace the Company’s independent auditors; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent auditors’ relationship with the Company; and meet with the independent auditors and management to discuss and review the Company’s financial statements, internal controls, and auditing, accounting and financial reporting processes.

Nominating and Corporate Governance Committee

Number of Members:	Three

Members:	Mr. Dicioccio (Chairman) Mr. Mangiola Mr. Bunker

Number of Meetings:	The Nominating and Corporate Governance Committee was established in 2004.

Functions:
The Nominating and Corporate Governance Committee’s primary functions are to identify qualified individuals to become members of the Board of Directors and determine the composition of the Board and its committees. Other specific duties and responsibilities are to recommend nominees to fill vacancies on the Board, investigate suggestions for candidates for membership on the Board, and monitor compliance with Board and Board committee membership criteria.

Operating Committee

Number of Members:	Three

Members:	Mr. Bunker Mr. Dicioccio Mr. Porat

Number of Meetings:	One

Functions:
The Operating Committee advises management regarding day-to-day operations, and aids in the development of the Company’s business plan and strategy, including advising management with respect to strategic alternatives.

Director Nominations

The Board of Directors nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election. The Board of Directors has as an objective that its membership is composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “independent director” under the rules of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee and by stockholders. A stockholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Committee in writing with any supporting material the stockholder considers appropriate.

In addition, the Company’s Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company’s Annual Meeting of Stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of the Company’s Bylaws. To be timely, the Company’s Bylaws provide that the Company must have received the stockholder’s notice not less than 60 days nor more than 90 days prior to the scheduled date of the meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 75 days prior to the meeting date, the Company must receive the stockholder’s notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, the Company’s Bylaws and must be addressed to: Secretary, Tvia, Inc., 4001 Burton Drive, Santa Clara, California 94054. You can obtain a copy of the Company’s Bylaws by writing to the Secretary at this address.

Stockholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Tvia, Inc., 4001 Burton Drive, Santa Clara, California 94054. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Director Compensation

We compensate each non-employee director $2,500 for each meeting of the Board of Directors they attend in person, and $500 for each meeting they participate in telephonically. We reimburse directors for reasonable expenses in connection with attendance at meetings of the Board of Directors and committee meetings. Except for the meetings of the Audit Committee from January 2004 on and the meetings of the Operating Committee that took place from November 2002 through April 2003, we compensate each non-employee director $500 for each committee meeting, they attend in person or by telephone. Beginning in January 2004, each member of the Audit Committee receives $2,000 for each meeting attended. From November 2002 through April 2003, non-employee directors who are members of the Operating Committee were compensated $6,000 a month for advising management with respect to possible strategic alternatives, including potential partners and proposals and the engagement of a financial advisor.

Effective May 1, 2004, each non-employee director receives a retainer of $1,000 per month, $2,000 for each board meeting attended in person and $500 for each board meeting attended by telephone, except that Dr. Cheng receives $1,000 for each board meeting attended by telephone. No additional compensation is paid for participation on the compensation and nominating and corporate governance committees.

Upon appointment to the Board of Directors, non-employee directors receive a one-time grant of an option to purchase 25,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant, which vests ratably over 24 months. On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, each Director who is not an employee shall receive an option to purchase 10,000 shares of the Company’s Common Stock at the fair market value of the Common Stock, which vests in full on the one year anniversary of the grant date. Directors who are members of the Operating Committee receive a one-time grant of an option to purchase 25,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant, which vests ratably over 24 months. In the fiscal year ended March 31, 2004, Messrs. Bunker, Dicioccio, Mangiola and Dr. Cheng each received an annual non-employee director grant of 10,000 shares of Common Stock with an exercise price of $1.97 per share.

Compensation Committee Interlocks and Insider Participation

Mark Mangiola, R. David Dicioccio and James Bunker serve as members of our Compensation Committee. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of June 4, 2004 as to shares of the Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers named under “Executive Compensation — Summary Compensation Table,” and (iv) all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise noted below, the address of each beneficial owner is c/o Tvia, Inc., 4001 Burton Drive, California 95054. The percentage of common stock beneficially owned is based on 22,914,389 shares outstanding as of June 4, 2004. In addition, shares issuable pursuant to options which may be exercised within 60 days of June 4, 2004, are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individual. Thus, the number of shares considered to be outstanding for the purposes of this table may vary depending on the individual’s particular circumstances.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Common Stock Beneficially Owned
Directors and Named Executive Officers:
Kenny Liu (2)	1,710,394	7.3%
Eli Porat (3)	1,160,000	4.8
Jhi-Chung Kuo (4)	713,326	3.1
James Tao (5)	427,665	1.8
Arthur Nguyen (6)	187,250	*
R. David Dicioccio (7)	168,333	*
James Bunker (8)	88,333	*
Mark Mangiola (9)	65,000	*
Steven Cheng (10)	56,666	*
5% Stockholders:
Austin W. Marxe and David M. Greenhouse (11)	4,156,029	18.1
All Directors and Executive Officers as a group (9 persons) (12)	4,576,967	17.9

*	Represents less than 1% of the outstanding shares of the Company’s Common Stock.

(1)	To the Company’s knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.

(2)	Includes 884,412 shares held by the Liu-Lee Family Trust of which Mr. Liu and his wife, Li-Chiu Lee are trustees and beneficiaries, 133,332 shares held in the name of Mr. Liu’s minor children, and an option to purchase 465,000 shares exercisable within 60 days of June 4, 2004, of which 195,000 shares would be subject to the Company’s right of repurchase upon termination.

(3)	Consists of an option to purchase 1,160,000 shares exercisable within 60 days of June 4, 2004, of which 335,417 shares would be subject to the Company’s right of repurchase upon termination.

(4)	Includes an option to purchase 329,375 shares exercisable within 60 days of June 4, 2004, of which 119,150 shares would be subject to the Company’s right of repurchase upon termination.

(5)	Includes an option to purchase 294,333 shares exercisable within 60 days of June 4, 2004, of which 119,064 shares would be subject to the Company’s right of repurchase upon termination.

(6)	Includes an option to purchase 162,500 shares exercisable within 60 days of June 4, 2004, of which 76,095 shares would be subject to the Company’s right of repurchase upon termination.

(7)	Includes an option to purchase 85,000 shares exercisable within 60 days of June 4, 2004, of which 10,000 shares would be subject to the Company’s right of repurchase upon the director’s termination of service.

(8)	Includes 43,333 shares held by Windsor Road Limited Partnerships of which Mr. Bunker is the General Partner and options to purchase 45,000 shares exercisable within 60 days of June 4, 2004, of which 10,000 shares would be subject to the Company’s right of repurchase upon the director’s termination of service. The address for Windsor Road Limited Partnerships is Zero Old Penzance Rd., Rockport, MA 01966.

(9)	Consists of an option to purchase 65,000 shares exercisable within 60 days of June 4, 2004, of which 10,000 shares would be subject to the Company’s right of repurchase upon the director’s termination of service.

(10)	Consists of an option to purchase 56,666 shares exercisable within 60 days of June 4, 2004, of which 10,000 shares would be subject to the Company’s right of repurchase upon the director’s termination of service.

(11)	According to an Amendment to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2004 by Austin W. Marxe (“Marxe”) and David M. Greenhouse (“Greenhouse”), Marxe and Greenhouse share voting and dispositive power over an aggregate of 4,156,029 shares of Common Stock comprised of 730,660 shares of Common Stock owned by Special Situations Cayman Fund, L.P. (“Cayman”), 2,152,800 shares of Common Stock owned by Special Situations Fund III, L.P. (“SSF3”), 208,289 shares of Common Stock owned by Special Situations Technology Fund, L.P. (“Technology”), and 1,064,280 shares of Common Stock owned by Special Situations Technology Fund II, L.P. (“Tech II”). Marxe and Greenhouse are the controlling principals of AWM Investment Company, Inc. (“AWM”), the general partner of and investment adviser to Cayman. AWM also serves as the general partner of MGP Advisers Limited Partnership, the general partner of and investment advisor to SSF3. Marxe and Greenhouse are also members of SST Advisers, L.L.C., the investment advisor to Technology and Tech II. The principal business of Marxe and Greenhouse is 153 East 53rd Street, New York, New York 10022.

(12)	Includes 2,662,874 shares subject to options exercisable within 60 days of June 4, 2004, of which 884,726 shares are subject to the Company’s right of repurchase upon the officers’ or directors’ termination.

EXECUTIVE COMPENSATION

The following table summarizes all compensation paid to (i) the Company’s Chief Executive Officer as of March 31, 2004, and (ii) the Company’s four other executive officers, (collectively, the “Named Executive Officers”) for the three years ended March 31, 2004 or such shorter period as they served as executive officers of the Company.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name and Position	Year	Salary		Bonus ($)	Securities Underlying Options		All Other Compensation
Eli Porat	2004	$225,692		$40,000	100,000		—
Chief Executive Officer and	2003	229,846		—	—		—
President	2002	83,077	(1)	—	1,035,000		$4,000	(2)

Kenny Liu	2004	225,692		—	100,000		—
Chairman of the Board (3)	2003	161,071		—	365,000	(4)	—
	2002	199,992		—	85,000	(5)	—

Jhi-Chung Kuo	2004	166,448		25,000	100,000		—
Vice President of Engineering	2003	169,512		—	100,000		—
	2002	177,000		12,500	45,000		—

James Tao	2004	143,588		—	100,000		—
Vice President of Sales and	2003	144,869		—	100,000		—
Marketing	2002	172,092		—	35,000		—

Arthur Nguyen	2004	117,548		—	75,000		—
Chief Financial Officer (6)	2003	119,711		—	50,000		—

(1)	Mr. Porat commenced employment in November 2001 at an annual salary of $240,000 for calendar year 2002.

(2)	Represents director fees paid to Mr. Porat prior to his commencing employment as the Company’s President and Chief Executive Officer.

(3)	Mr. Liu served as the Company’s Chief Executive Officer until November 2001 and an executive officer until February 2003. Mr. Liu remains Chairman of the Board.

(4)	Includes a replacement grant for an option to purchase 85,000 shares of Common Stock granted in fiscal 2002 and an option to purchase 100,000 shares of Common Stock granted in fiscal 2000.

(5)	This option grant was subsequently canceled.

(6)	Mr. Nguyen served as Acting Chief Financial Officer from August 2002 to February 2003 and became the Company’s Chief Financial Officer in March 2003.

Stock Options

The following tables set forth certain information for the fiscal year ended March 31, 2004 with respect to stock options granted to and exercised by our Named Executive Officers and the number and value of the options held by each individual as of March 31, 2004. The exercise price is equal to 100% of the fair market value of our Common Stock on the date of grant. The options have a term of 10 years, and all are subject to earlier termination in certain events related to termination of employment, except for Mr. Porat’s options.

Option Grants in Fiscal Year 2004

	Individual Grants
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year % (1)	Exercise Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
					5%	10%
Eli Porat	100,000	7.4%	$1.57	9/30/13	$98,737	$250,211
Jhi-Chung Kuo	100,000	7.4%	$1.57	9/30/13	$98,737	$250,211
Kenny Liu	100,000	7.4%	$1.57	9/30/13	$98,737	$250,211
James Tao	100,000	7.4%	$1.57	9/30/13	$98,737	$250,211
Arthur Nguyen	75,000	5.6%	$1.57	9/30/13	$74,053	$187,658

(1)	The percentage of total options granted is based on a total of 1,347,333 options to purchase shares of Common Stock granted to employees and non-employee directors in fiscal year 2004.

(2)	The 5% and 10% assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future Common Stock price. There can be no assurance that any of the values reflected in the table will be achieved.

Aggregate Option Exercises in Last Fiscal Year
and 2004 Year End Option Values

			Number of Securities Underlying Unexercised Options at March 31, 2004 (#)	Value of Unexercised In-the-Money Options at March 31, 2004 (1)
Name	Shares Acquired on Exercise (#)	Value Realized (1)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Eli Porat	—	—	1,160,000/335,417	$—/$787,300
Jhi-Chung Kuo	—	—	329,375/119,150	$—/$193,000
Kenny Liu	—	—	465,000/195,000	$—/$179,225
James Tao	—	—	294,333/119,064	$—/$193,000
Arthur Nguyen	—	—	162,500/76,095	$—/$107,250

(1)	Calculated on the basis of the fair market value of the underlying securities at March 31, 2004 ($2.00 per share) minus the exercise price.

Out-of-Plan Option Grants to CEO

In November 2001 the Company granted to its new President and Chief Executive Officer, Eli Porat, two out-of-plan non-qualified stock options. The first grant is for 800,000 shares of Common Stock, with a $1.27 exercise price, the fair market value on the date of grant. The option vests over a four-year period. The second grant is for 200,000 shares of Common Stock, with a $1.27 exercise price, the fair market value on the date of grant. If Mr. Porat meets certain performance objectives, the second option will vest ratably over 48 months beginning on the last day of the first month following the first anniversary of the vesting commencement date.

If Mr. Porat does not meet the performance objectives, the option will vest in full on the sixth anniversary of the vesting commencement date.

Change of Control and Severance Arrangements

The severance agreements with our executive officers provide that 25% of an executive officer’s unvested options will automatically vest upon a change of control of the Company. Following such a change of control, 100% of the options granted will automatically vest if the executive officer is terminated, or constructively terminated within 24 months. In addition, all unvested options granted to directors at the time of a change of control automatically vest in full.

The Company’s Chairman of the Board, Kenny Liu, and the Chief Executive Officer and President, Eli Porat, will receive 18 months’ salary upon termination following a change in control of the Company. The Company’s Vice Presidents, Jhi-Chung Kuo, Arthur Nguyen and James Tao, will receive nine months’ salary upon termination following a change in control.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee, established in July 2000, is comprised of three non-employee directors. The Committee performs the following functions:

•	reviewing and determining salaries, incentives and other forms of compensation for directors and executive officers of the Company,

•	establishing the general compensation programs for such individuals, and

•	administering various incentive compensation and benefit plans.

Compensation Philosophy

It is the Compensation Committee’s philosophy that the compensation programs for the executive officers should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contributions to the Company’s success. To conserve cash and encourage growth during the first years of the Company’s existence, our executive compensation in previous years has been based on the “start-up” model, with a relatively low percentage of compensation comprised of base salary and a higher percentage of stock options. As we continue to grow and develop, we are shifting our compensation plans to mirror those of other publicly traded companies in our sector and to reflect the size and value of the Company. The Company is engaged in a very competitive industry, and its success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

It is the Company’s policy generally to provide the Company’s executive officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance, and that are competitive enough to attract and retain highly skilled individuals. Each executive officer’s compensation is comprised of three elements: (i) a base salary, (ii) bonus and (iii) stock options.

The principal factors that were taken into account in establishing each executive officer’s compensation package for the 2004 fiscal year are described below. The Compensation Committee may, however, in its discretion apply entirely different factors, such as different measures of financial performance, or create different compensation elements, for future fiscal years.

Executive Officer Base Salary and Bonus

The base salary for each executive office is generally established on the basis of relative parity with other executive officers of the Company. The Compensation Committee’s policy is to consider market information and estimated base salary levels paid for similar positions at peer companies. In addition, as certain portions of the executive officer compensation is contingent on the Company’s performance, the Company generally has compensated its executive officers with salaries and stock options as opposed to cash bonuses.

Stock Option Grants

To date, long-term incentives have consisted primarily of grants of options to purchase the Company’s Common Stock. Generally, stock option grants are made by the Compensation Committee to certain of the Company’s executive officers. Each grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company’s common stock at a fixed price per share (the fair market value on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in a series of installments over a four-year period, contingent upon the officer’s continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains employed by the Company during the vesting period, and then only if the fair market value of the underlying shares appreciates over the option term.

The size of the option grant to each executive office is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with the Company, the individual’s personal performance in recent periods, and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. The Compensation Committee has established certain guidelines with respect to the option grants made to the executive officers, but has the flexibility to make adjustments to those guidelines at its discretion.

Chief Executive Officer Compensation

The compensation of the Chief Executive Officer is determined using the same criteria as for the other executive officers. For fiscal year 2004, the Compensation Committee set Mr. Porat’s salary at $240,000 with an annual bonus of up to $120,000 provided certain objectives are obtained, the same salary that was approved for fiscal years 2002 and 2003. The Compensation Committee believes this compensation package provides Mr. Porat with significant incentives to continue contributing to the Company’s financial success.

Compliance with Internal Revenue Code 162(m)

Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that such compensation exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance-based compensation paid to the Company’s executive officers for the 2004 fiscal year did not exceed the $1.0 million limit per officer, and the Compensation Committee plans to keep the non-performance-based compensation to be paid to the Company’s executive officers for the 2005 fiscal year within that limit. The Amended and Restated 2000 Stock Incentive Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1.0 million limitation. Because it is unlikely that the cash compensation payable to any of the Company’s executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee does not expect to take any action to limit or restructure the elements of cash compensation payable to the Company’s executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1.0 million level.

It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the interests of each executive officer and the interests of the Company’s stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Submitted by the Compensation Committee of the Company’s Board of Directors:

Mark Mangiola
James Bunker
R. David Dicioccio

STOCK PRICE PERFORMANCE GRAPH

The following graph shows the cumulative total stockholder return assuming the investment of $100 on August 9, 2000 (the day of the Company’s initial public offering) in each of the Company’s Common Stock, the Nasdaq Composite Index and the Philadelphia Semiconductor Index. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s Common Stock.

	Tvia	Philadelphia Semiconductor	Nasdaq Composite
August 9, 2000	$100.00	$100.00	$100.00
March 30, 2001	14.49	56.55	47.76
March 31, 2002	16.72	61.76	47.89
March 31, 2003	5.82	32.17	34.80
March 31, 2004	18.18	50.54	51.75

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee operates under a written charter adopted by the Board of Directors on April 29, 2002 and amended on May 13, 2004. A copy of the written charter is attached as Appendix B to the Proxy Statement. The current members of the Audit Committee are James Bunker, Mark Mangiola and David Dicioccio, each of whom meets the independence standards established by The Nasdaq Stock Market.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee reviewed and discussed the audited financial statements contained in the 2004 Annual Report on Form 10-K with the Company’s management and its independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally acceptable in the United States.

The Audit Committee met privately with PricewaterhouseCoopers LLP, and discussed issues deemed significant by the auditors, including those required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended. In addition, the Audit Committee discussed with PricewaterhouseCoopers LLP their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committees).

In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2004, for filing with the Securities and Exchange Commission.

Audit Committee

James Bunker
Mark Mangiola
R. David Dicioccio

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2005. PricewaterhouseCoopers LLP has audited the Company’s financial statements since fiscal year 2002. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Company’s Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although stockholder ratification of the Company’s independent auditors is not required by the Company’s Bylaws or otherwise, the Company is submitting the selection of PricewaterhouseCoopers LLP to its stockholders for ratification to permit stockholders to participate in this important corporate decision.

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of Tvia’s annual financial statements for 2004 and 2003, and fees billed for other services rendered by PricewaterhouseCoopers LLP.

	Year Ended March 31,
	2004	2003
Audit Fees	$174,000	$137,000
Tax Fees	14,000	13,500
Total	$188,000	$150,500

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and the review of our interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

Tax Fees consist of fees billed for professional services rendered for the preparation and review of income tax returns.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may delegate pre-approval authority to one of its members when expedition of services is necessary.

Required Vote

Ratification will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. In the event ratification is not obtained, the Audit Committees will review its future selection of the Company’s independent auditors but will not be required to select different independent auditors for the Company.

The Board of Directors recommends a vote “FOR” ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2005 Annual Meeting must be received by the Secretary of the Company no later than March 1, 2005 in order that they may be included in the Company’s proxy statement and form of proxy relating to that meeting.

A stockholder proposal not included in the Company’s proxy statement for the 2005 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws. To be timely, the Company’s Bylaws provide that the Company must have received the stockholder’s notice not less than 60 days nor more than 90 days prior to the scheduled date of the meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 75 days prior to the meeting date, the Company must receive the stockholder’s notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting.

OTHER MATTERS

The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

PAYMENT OF COSTS

The expense of printing, mailing proxy materials and solicitation of proxies will be borne by the Company. The Company may either contract with a proxy solicitor to assist in the solicitation of proxies or may handle the solicitation directly. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers and any persons holding more than 10% of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. To the Company’s knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required, we believe that, during the fiscal year ended March 31, 2004 all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were complied except as follows: one late Form 4 was filed by each of Mr. Bunker, Mr. Dicioccio, Mr. Mangiola and Dr. Cheng on November 12, 2003 to report stock options granted on September 3, 2003; and one late Form 4 was filed by Mr. Bunker on December 8, 2003 to report sales of common stock on November 25 and 26, 2003.

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

By Order of the Board of Directors

ELI PORAT
Chief Executive Officer and President

June 29, 2004

The Company’s 2004 Annual Report on Form 10-K has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Any such request should be addressed to the Company at 4001 Burton Drive Santa Clara, California 95054, Attention: Investor Relations Department. The request must include a representation by the stockholder that as of June 4, 2004, the stockholder was entitled to vote at the Annual Meeting.

Appendix A

TVIA, INC.

NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

(as adopted as of May 13, 2004)

Purpose

The purpose of the Nominating and Corporate Governance Committee of the Board of Directors is to assist the Board in identifying qualified individuals to become Board members and determining the composition of the Board and its committees.

Membership And Procedures

Membership and Appointment. The Committee shall consist of not less than two members of the Board, with the exact number being determined by the Board. The members of the Committee shall be appointed and replaced from time to time by the Board.

Independence. Each member shall meet the independence requirements of applicable provisions of the federal securities laws and the rules promulgated thereunder and the applicable rules of The Nasdaq Stock Market.

Authority to Retain Advisers. In the course of its duties, the Committee shall have sole authority, at the Corporation’s expense, to engage and terminate search firms, as the Committee deems advisable, to identify Director candidates, including the sole authority to approve the search firm’s fees and other retention terms.

Evaluation. The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board.

Duties And Responsibilities

The Committee shall:

1.	evaluate and make recommendations regarding the composition and size of the Board.

2.	determine the composition of committees of the Board, with consideration of the desires of individual Board members.

3.	monitor compliance with Board and Board committee membership criteria.

4.	recommend nominees to the full Board to fill vacancies on the Board.

5.	investigate suggestions for candidates for membership on the Board and shall recommend prospective Directors, as required, to provide an appropriate balance of knowledge, experience and capability on the Board, including stockholder nominations for the Board.

A-1

Appendix B

TVIA, INC.

AUDIT COMMITTEE CHARTER

(as amended as of May 13, 2004)

Purpose

The purpose of the Audit Committee is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities relating to the Corporation’s (1) financial statements and auditing, accounting and related reporting processes and (2) systems of internal controls regarding finance, accounting, financial reporting, and business practices and conduct established by management and the Board.

Membership and Procedures

Membership and Appointment. The Committee shall consist of at least three members of the Board, with the exact number being determined by the Board. The members of the Committee shall be appointed and replaced from time to time by the Board.

Chairperson. A chairperson of the Committee (the “Chairperson”) may be designated by the Board. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings.

Independence and Qualifications. Each member of the Committee shall meet the independence and experience requirements of the applicable provisions of federal law and the rules and regulations promulgated thereunder and the applicable rules of The Nasdaq Stock Market.

Resources. The Committee shall have the authority to retain, at the Company’s expense, special legal, accounting or other consultants to advise the Committee and to authorize or conduct investigations into any matters within the scope of its responsibilities. The Committee shall have sole authority to approve related fees and retention terms. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee, and shall have full access to all books, records, facilities and personnel of the Corporation in connection with the discharge of its responsibilities.

Evaluation. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

Duties and Responsibilities

The following shall be the common recurring activities and responsibilities of the Committee in carrying out its oversight functions. These activities and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law, regulation or listing standard:

Documents/Reports Review

•	Review and discuss the Corporation’s annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Corporation’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s reports filed with the Securities and Exchange Commission and, with respect to the annual financial statements, the appropriateness and quality of accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation’s financial statements.

•	Review and discuss with management and the independent auditors the Corporation’s earnings press releases before they are issued, and discuss generally with management the nature of any additional financial information or earnings guidance to be provided publicly and/or to ratings agencies.

•	Review and discuss with management and the independent auditors the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented, relating to the conduct of the audit, other significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, and any other matters communicated to the Committee by the independent auditors.

•	Review with management and such outside professionals as the Committee considers appropriate important trends and developments in financial reporting practices and requirements and their effect on the Corporation’s financial statements.

•	Based on its review and discussions with management and the independent auditors, recommend to the Board whether the Corporation’s audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

•	Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

Accounting and Financial Controls Framework

•	Review major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent auditors or management.

•	Review and discuss with management and the independent auditors the adequacy and effectiveness of the Corporation’s internal controls (including any significant deficiencies, material weaknesses and significant changes in internal controls reported to the Committee by management and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls) and the effectiveness of the Corporation’s disclosure controls and procedures.

•	Review with the independent auditors any management letter provided by the independent auditors and the Corporation’s responses to that letter.

•	Review and discuss with management and the independent auditors (i) any material financial or non-financial arrangements that do not appear on the Corporation’s financial statements, (ii) any transactions or courses of dealing with parties related to the Corporation that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and that are relevant to an understanding of the Corporation’s financial statements, and (iii) material financial risks that are designated as such by management or the independent auditors.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and the confidential, anonymous submission by the Corporation’s employees of concerns regarding accounting or auditing matters.

Independent Auditors

•	Be directly responsible for the appointment, removal, compensation and oversight of the work of the independent auditors (including the resolution of disagreements between the Corporation’s management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, with the independent auditors reporting directly to the Committee.

•	Have the sole authority to review in advance, and grant any appropriate pre-approvals of all auditing services to be provided by the independent auditors and all permitted non-audit services (including the fees and other terms of engagement), and, if desired, establish policies and procedures for review and pre-approval by the Committee of such services.

•	Obtain, review and discuss with the independent auditors at least annually a report by the independent auditors describing (i) the independent auditors’ internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality control review or peer review of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and the steps taken to deal with those issues.

•	Review the report by the independent auditors, which is required by Section 10A of the Securities Exchange Act of 1934, concerning: (i) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within GAAP that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) any other material written communications between the independent auditors and the Corporation’s management.

•	Review and discuss with the independent auditors, on an annual basis, all relationships the independent auditors have with the Corporation in order to evaluate the independent auditors’ continued independence, and receive from the independent auditors on an annual basis a written statement (consistent with Independence Standards Board Standard No. 1) regarding the auditors’ independence.

•	Meet with the independent auditors prior to the audit for each fiscal year to review the planning, staffing and scope of the audit.

•	Establish guidelines for the hiring of employees and former employees of the independent auditors.

Clarification of Audit Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, the Committee’s role is one of oversight. It is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

PROXY

TVIA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

For Annual Meeting – August 3, 2004

          The undersigned hereby authorizes ELI PORAT and ARTHUR NGUYEN, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of common stock of Tvia, Inc. (the “Company”) the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s principal executive offices at 4001 Burton Drive, Santa Clara, California on Tuesday, August 3, 2004 at 1:00 p.m., or at any postponement or adjournment thereof, and instructs said Proxies to vote as follows:

          Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have the authority to vote FOR the election of directors, FOR Proposal 2, and in accordance with the discretion of the Proxies on any other matter as may properly come before the Annual Meeting.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

------------------------------------------------ ▲ FOLD AND DETACH HERE ▲

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.	Please
If no direction is given, this proxy will be voted "FOR" the election of directions and "FOR" Proposal 2.	Mark Here
for Address
Change or
Comments
SEE REVERSE SIDE

					FOR	AGAINST	ABSTAIN
1.	To elect (01) Messrs. R. David Dicioccio		2.	To ratify appointment of	☐	☐	☐
	and (02) Eli Porat as Class I directors to			PricewaterhouseCoopers LLP as
	serve until the 2007 Annual Meeting of			the Company's independent
	Stockholders and thereafter until their			registered public accounting firm.
successors are duly elected and qualified.
			3.	In their discretion, the Proxies are
	FOR	WITHHELD FROM		authorized to vote upon such other
	ALL NOMINEES	ALL NOMINEES		business as may properly come
	☐	☐		before the Annual Meeting and any
postponement or adjournment
thereof.

(Instruction: To withhold authority to vote
for any individual nominee, write that
nominee's name in the space provided
below):

___________________________
For all nominees except as noted above

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

Signature___________________________________ Signature___________________________________ Date_______________

Please sign where indicated. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.

------------------------------------------------ ▲ FOLD AND DETACH HERE ▲